UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                                January 12, 2001
                                (Date of earliest
                                 event reported)



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)




PENNSYLVANIA                        1-1401                       23-0970240
(State or other                     (SEC                       (IRS Employer
jurisdiction of                  file number)                  Identification
 incorporation)                                                   Number)


                               230l Market Street
                        Philadelphia, Pennsylvania 19101
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (215) 841-4000

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On January 12, 2001, Exelon Corporation (Exelon) restructured the operations of PECO Energy Company's (PECO) generation and ventures businesses into newly formed subsidiaries of Exelon. Effective January 1, 2001, PECO transferred, at book value, its generating and ventures businesses to Exelon Generation Company, LLC (Exelon Generation) and Exelon Enterprises Company, LLC (Exelon Enterprises), respectively.

Under the new business structure, Exelon serves as the holding company for a group of subsidiaries. The corporate restructuring separates PECO's regulated energy delivery business from its unregulated generation and ventures businesses. PECO's regulated energy delivery business is continuing to operate as and be identified as PECO. The restructuring created Exelon Ventures Company, LLC, which is comprised of the unregulated competitive businesses and assets, including Exelon Generation and Exelon Enterprises. The restructuring also created Exelon Business Services Company, which provides a full range of support services such as legal, human resources and financial services to Exelon business units.

The restructuring transaction involved the transfer of the assets and liabilities of PECO's generation and ventures businesses, at book value, to the respective subsidiaries of Exelon mentioned above, and accordingly, involved no consideration. The book value of the transferred assets is based on the audited net book value at December 31, 2000, which has not been finalized as of the date of this filing.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed financial statements should be read in conjunction with the consolidated historical financial statements and related notes of PECO which are included in PECO's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and PECO's Annual Report on Form 10-K for the year ended December 31, 1999. The unaudited pro forma condensed statements of income for the nine months ended September 30, 2000 and for the year ended December 31, 1999 assume that these transactions were completed on January 1, 1999. The unaudited pro forma condensed balance sheet as of September 30, 2000 assumes that these transactions occurred on that date.

The following unaudited pro forma condensed financial statements are for illustrative purposes only. They are not necessarily indicative of the financial position or operating results that would have occurred had these transactions been completed on January 1, 1999 or September 30, 2000, as assumed above; nor is the information necessarily indicative of future financial position or operating results. Results of operations and financial position in the first year after restructuring could differ significantly from the unaudited pro forma combined condensed financial statements, which are based on past operations. Future operations will be affected by various factors including operating performance, energy market developments and other matters.

The historical financial statements of PECO included in the accompanying pro forma combined condensed financial statements for the nine months ended September 30, 2000 are unaudited. The December 31, 1999 historical financial statements of PECO were derived from audited financial statements but do not include all disclosures required by GAAP.

The pro forma financial statements and description of the pro forma adjustments reflect the transfer of PECO's generation and ventures business units to Exelon Generation and Exelon Enterprises, respectively. The book value of the transferred assets and liabilities is based on the audited net book value at December 31, 2000 which has not been finalized as of the date of this filing.

                               PECO Energy Company

                Unaudited Pro Forma Condensed Statement of Income

                      (In millions, Except Per Share Data)

               For the Nine Month Period Ended September 30, 2000



                                                            Pro Forma        Pro
                                              As Filed    Adjustments(1)    Forma
                                              --------   ---------------   ------

  Operating Revenues........................   $4,366       $(1,883)       $2,483
                                               ------       -------        ------
  Operating Expenses
    Fuel and Energy Interchange.............    1,515          (525)          990
    Operation and Maintenance...............    1,305          (975)          330
    Depreciation and Amortization...........      244          (171)           73
    Taxes Other Than Income Taxes...........      197           (72)          125
                                               ------       -------        ------
      Total Operating Expenses..............    3,261        (1,743)        1,518
                                               ------       -------        ------
  Operating Income..........................    1,105          (140)          965
                                               ------       -------        ------
  Other Income and Deductions
    Interest Expense........................     (333)           95          (238)
    Other, net..............................       71           (58)           13
                                               ------       -------        ------
      Total Other Income and Deductions.....     (262)           37          (225)
                                               ------       -------        ------
  Income Before Income Taxes and
   Extraordinary Item.......................      843          (103)          740
  Income Tax Expense........................      316           (27)          289
                                               ------       -------        ------
  Income Before Extraordinary Item..........   $  527       $   (76)       $  451
                                               ======       =======        ======
  Preferred Stock Dividends.................   $    8       $  --          $    8
                                               ======       =======        ======
  Income Before Extraordinary Item per
   Share....................................   $ 2.96                      $ 2.53
                                               ======                      ======
  Income Before Extraordinary Item per
   Share--Diluted...........................   $ 2.94                      $ 2.52
                                               ======                      ======
  Average Basic Shares Outstanding..........    175.0                       175.0
                                               ======                      ======
  Average Diluted Shares Outstanding........    176.0                       176.0
                                               ======                      ======

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

                               PECO Energy Company

                Unaudited Pro Forma Condensed Statement of Income

                      (In millions, Except Per Share Data)

                      For the Year Ended December 31, 1999



                                                         Pro Forma          Pro
                                          As Filed     Adjustments(1)      Forma
                                         -----------   --------------      ------

  Operating Revenues...................    $5,437         $(2,180)         $3,257
                                           ------         -------          ------
  Operating Expenses
    Fuel and Energy Interchange........     2,145            (984)          1,161
    Operation and Maintenance..........     1,384            (878)            506
    Depreciation and Amortization......       237            (129)            108
    Taxes Other Than Income Taxes......       262             (58)            204
                                           ------         -------          ------
      Total Operating Expenses.........     4,028          (2,049)          1,979
                                           ------         -------          ------
  Operating Income.....................     1,409            (131)          1,278
                                           ------         -------          ------
  Other Income and Deductions
    Interest Expense...................      (396)              1            (395)
    Other, net.........................       (36)             69              33
                                           ------         -------          ------
      Total Other Income and
       Deductions......................      (432)             70            (362)
                                           ------         -------          ------
  Income Before Income Taxes and
   Extraordinary Item..................       977             (61)            916
  Income Tax Expense...................       358              (7)            351
                                           ------         -------          ------
  Income Before Extraordinary Item.....    $  619         $   (54)         $  565
                                           ======         =======          ======
  Preferred Stock Dividends............    $   12         $  --            $   12
                                           ======         =======          ======
  Income Before Extraordinary Item per
   Share...............................    $ 3.10                          $ 2.82
                                           ======                          ======
  Income Before Extraordinary Item per
   Share--Diluted......................    $ 3.08                          $ 2.80
                                           ======                          ======
  Average Basic Shares Outstanding.....     196.3                           196.3
                                           ======                          ======
  Average Diluted Shares Outstanding...     197.6                           197.6
                                           ======                          ======

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

                               PECO Energy Company

                      Unaudited Pro Forma Condensed Balance Sheet

                                   (In millions)

                              As of September 30, 2000

                                        As        Pro Forma     Pro Forma
                                      Filed     Adjustments(2)   Balance
                                      -------   --------------  ---------
 ASSETS
  Utility Plant, net ...........    $ 5,196      $ (1,310)      $ 3,886

  Current Assets
    Cash and Temporary Cash
     Investments................        169          (119)           50
    Accounts Receivable, net....        776          (512)          264
    Inventories, at average
     cost.......................        232          (148)           84
    Other Current Assets........        180          (136)           44
                                    -------       --------      -------
                                      1,357          (915)          442
                                    -------       --------      -------
  Deferred Debits and Other Assets
    Regulatory Assets...........      6,016            --         6,016
    Goodwill....................        192          (192)          --
    Investments and Other
     Property, net..............        722          (707)           15
    Other.......................        184          (121)           63
                                    -------       --------      -------
                                      7,114        (1,020)        6,094
                                    -------       --------      -------
      Total.....................    $13,667      $ (3,245)      $10,422
                                    =======       ========      =======

 CAPITALIZATION AND LIABILITIES
  Capitalization
    Common Stock Equity.........    $ 1,727        (1,636)      $    91
    Preferred and Preference
     Stock......................        174           --            174
    Company Obligated Mandatorily
     Redeemable Preferred Securities.   128           --            128
    Long-Term Debt..............      6,252          (382)        5,870
                                    -------       -------       -------
                                      8,281        (2,018)        6,263
                                    -------       -------       -------
  Current Liabilities
    Notes Payable, Bank.........        284          (284)          --
    Accounts Payable............        308          (150)          158
    Other Current Liabilities...        938          (354)          584
                                    -------       -------       -------
                                      1,530          (788)          742
                                    -------       -------       -------
 Deferred Credits and Other
   Liabilities
    Deferred Income Taxes.......      2,444           551         2,995
    Unamortized Investment Tax
     Credits....................        275          (245)           30
    Other.......................      1,137          (745)          392
                                    -------      --------       -------
                                      3,856          (439)        3,417
                                    -------      --------       -------
      Total.....................    $13,667      $ (3,245)      $10,422
                                    =======      ========       =======

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements.

Notes to Unaudited Pro Forma Condensed Financial Statements


(1) To eliminate the income and expenses of the generation and ventures businesses for the entire applicable periods.

(2) To transfer the assets and liabilities of the generation and ventures businesses included in the consolidated balance sheet of PECO as of September 30, 2000 to Exelon Generation and Exelon Enterprises, respectively.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     PECO ENERGY COMPANY


                                                     /S/ Thomas P. Hill, Jr.
                                                     ---------------------------
                                                     Thomas P. Hill, Jr.
                                                     Vice President & Chief
                                                        Accounting Officer


January 29, 2001